UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

ACCESS PLANS USA, INC.
 (Exact name of registrant as specified in its charter)

OKLAHOMA	001-15667	73-1494382
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4929 West Royal Lane, Suite 200 Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 578-1665

n/a
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCESS PLANS USA, INC.
Fork 8-K
Current Report

Table of Contents

Item 7.01	Regulation FD Disclosure	3

Item 9.01	Exhibits	3

Signature		4

Item 7.01 Regulation FD Disclosure

Access Plans USA Inc. will make a presentation at a conference hosted by RENN Capital Group, Inc. on May 18, 2007. A copy of the presentation is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference. The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Exhibits

Exhibit 99.1:                 Presentation to be made at conference on May 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.

By: /s/ PETER W. NAUERT
Peter W. Nauert
Chairman, President and Chief Executive Officer

Dated: May 17, 2007

EXHIBIT INDEX

Exhibit 99.1:               Presentation to be made at conference on May 18, 2007.